Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder
Nationwide Life Insurance Company:

We consent to the incorporation by reference in this Registration Statement on Form N-4 our reports on Nationwide Variable Account-II and Nationwide Life Insurance Company and subsidiaries, dated March 13, 2012 and March 1, 2012, respectively, which appear in the Registration Statement on Form N-4 (File No. 333-177582).  We also consent to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information incorporated by reference into this Registration Statement.

/s/ KPMG LLP

Columbus, Ohio
October 15, 2012